                                                                    EXHIBIT 10.7

                                FMC Corporation

                   Non-Qualified Savings and Investment Plan
                   -----------------------------------------

           (As Amended and Restated Effective as of January 1, 2000)
















                                Winston & Strawn
                                    Chicago

                                FMC Corporation
            Non-Qualified Deferred Compensation and Retirement Plan
            -------------------------------------------------------

           (As Amended and Restated Effective as of January 1, 2000)

                               Table of Contents
                               -----------------

                                                                                  Page No.
                                                                                 ---------
Article I
Introduction........................................................................      1
------------
     Section 1.1.  Name; Purpose....................................................      1
     Section 1.2.  Administration of the Plan.......................................      1

Article II
Definitions.........................................................................      2
-----------
     Section 2.1.   Account.........................................................      2
     Section 2.2.   Account Balance.................................................      2
     Section 2.3.   Accounting Date.................................................      2
     Section 2.4.   Adopting Affiliate..............................................      2
     Section 2.5.   Affiliated Group................................................      2
     Section 2.6.   Board...........................................................      2
     Section 2.7.   Code............................................................      2
     Section 2.8.   Committee.......................................................      2
     Section 2.9.   Company.........................................................      2
     Section 2.10.  Company Stock...................................................      2
     Section 2.11.  Compensation....................................................      2
     Section 2.12.  Deferral Contributions..........................................      2
     Section 2.13.  Deferral Contributions Account..................................      3
     Section 2.14.  Effective Date..................................................      3
     Section 2.15.  Employer........................................................      3
     Section 2.16.  ERISA...........................................................      3
     Section 2.17.  Excess Compensation.............................................      3
     Section 2.18.  Full Deferral Contributions.....................................      3
     Section 2.19.  Matching Contributions..........................................      3
     Section 2.20.  Matching Contributions Account..................................      3
     Section 2.21.  Mirror Deferral Contributions...................................      3
     Section 2.22.  Participant.....................................................      3
     Section 2.23.  Permitted Investment............................................      3
     Section 2.24.  Plan............................................................      3
     Section 2.25.  Plan Year.......................................................      3
     Section 2.26.  Tax-Qualified Savings Plan......................................      3
     Section 2.27.  Year of Service.................................................      3

Article III
Plan Participation..................................................................      4
------------------
     Section 3.1.  Eligibility......................................................      4

     Section 3.2.  Participation....................................................      4

Article IV
Deferral Contributions..............................................................      4
----------------------
     Section 4.1.  Deferral Contributions...........................................      4
     Section 4.2.  Deferral Contributions Account...................................      5

Article V
Matching Contributions..............................................................      5
----------------------
     Section 5.1.  Matching Contributions...........................................      5
     Section 5.2.  Matching Contributions Account...................................      5

Article VI
Deemed Earnings on Account Balances.................................................      6
-----------------------------------
     Section 6.1.  Deemed Investments...............................................      6
     Section 6.2.  Crediting of Deferrals and Contributions.........................      7
     Section 6.3.  Statement of Accounts............................................      7

Article VII
Establishment of Trust..............................................................      7
----------------------
     Section 7.1.  Establishment of Trust...........................................      7
     Section 7.2.  Status of Trust..................................................      7

Article VIII
Distribution of Plan Benefits.......................................................      7
-----------------------------
     Section 8.1.  Vesting of Accounts..............................................      7
     Section 8.2.  Payment of Account Balances......................................      8
     Section 8.3.  Distribution of Accounts of Certain Former Employees.............      8
     Section 8.4.  Payments in the Event of Unforeseeable Emergency.................      8
     Section 8.5.  Involuntary Distributions........................................      9
     Section 8.6.  Forfeitures......................................................      9
     Section 8.7.  Designation of Beneficiaries.....................................      9

Article IX
Amendment and Termination...........................................................      10
-------------------------
     Section 9.1.  Amendment........................................................      10
     Section 9.2.  Plan Termination.................................................      10

Article X
General Provisions..................................................................      10
------------------
     Section 10.1.  Non-Alienation of Benefits......................................      10
     Section 10.2.  Withholding for Taxes...........................................      10
     Section 10.3.  Immunity of Committee Members...................................      11
     Section 10.4.  Plan Not to Affect Employment Relationship......................      11
     Section 10.5.  Action by the Employers.........................................      11
     Section 11.6.  Effect on Other Employee Benefit Plans..........................      11

     Section 10.7.  Employer Liability..............................................     11
     Section 10.8.  Notices.........................................................     11
     Section 10.9.  Gender and Number; Headings.....................................     11
     Section 10.10.  Controlling Law................................................     12
     Section 10.11.  Successors.....................................................     12
     Section 10.12.  Severability...................................................     12
     Section 10.13.  Subsequent Changes.............................................     12
     Section 10.14.  Benefits Payable to Minors, Incompetents and Others............     12

                                FMC Corporation
                   Non-Qualified Savings and Investment Plan
                   -----------------------------------------

           (As Amended and Restated Effective as of January 1, 2000)


                                   Article I
                                 Introduction
                                 ------------

     Section 1.1.  Name; Purpose.  The Company established the FMC Deferred
                   -------------
Compensation Equivalent Retirement and Thrift Plan effective as of January 1, 1977. That plan was amended and restated effective as of September 1, 1997 as the FMC Corporation Non-Qualified Retirement and Thrift Plan, and it permitted a select group of management or highly compensated employees to make deferrals and receive contributions and benefits that could not be made or received under the Tax-Qualified Savings Plan and FMC Corporation Employees' Retirement Program.
As of October 22, 1993, the Company adopted the Deferred Compensation Plan of FMC Corporation, to permit a select group of management or highly compensated employees to defer certain types of compensation not taken into account under either the Non-Qualified Retirement and Thrift Plan or the Tax-Qualified Savings Plan. Effective as of December 31, 1997, the Non-Qualified Retirement and Thrift Plan and the Deferred Compensation Plan were merged. Effective as of January 1, 2000, the merged plan was restated to reflect certain administrative practices and changes, and name of the merged plan was changed to better reflect its purpose to mirror the Tax-Qualified Savings Plan. This document reflects the provisions of the merged plan as in effect January 1, 2000. Although a rabbi trust may be established in connection with it, this Plan constitutes an unfunded, non-qualified arrangement providing deferred compensation to a select group of management or highly compensated employees (as defined for purposes of Title I of ERISA) of the Company and of certain of the Company's affiliates.

     Section 1.2.  Administration of the Plan.  The Plan is administered by the
                   --------------------------
Committee.  The duties and authority of the Committee include:

     (a)  interpreting and applying the Plan's terms;

     (b) adopting any rules or regulations the Committee deems necessary or desirable to operate the Plan;

     (c) making whatever determinations are permitted or required to maintain or administer the Plan; and

     (d) taking any other actions that prove necessary to administer the Plan properly, in accordance with its terms.

Any decision of the Committee as to any matter within its authority will be final, binding and conclusive upon the Company, any Employer and each Participant, former Participant, designated beneficiary or other person claiming under or through any Participant or designated beneficiary. No additional authorization or ratification by the Board is necessary for the Committee to act on any matter within its authority. An action taken by the Committee as to a Participant will not be binding on the Committee regarding an action to be taken as to any other Participant. A member of the Committee may be a Participant, but he or she may not participate in any decision that directly affects his or her rights under the Plan, or the computation of his or her Plan benefits. Each determination required or permitted under the Plan will be made by the Committee in its sole and absolute discretion. The Committee may delegate some or all of its duties or responsibilities.


                                  Article II
                                  Definitions
                                  -----------

     Section 2.1.  Account means a bookkeeping Account maintained by the Company
                   -------
for a Participant, including his or her Deferral Contributions Account and Matching Contributions Account.

     Section 2.2.  Account Balance means the value, as of a specified date, of
                   ---------------
the Participant's Account, Deferral Contributions Account or Matching Contributions Account.

     Section 2.3.  Accounting Date means each business day of the Plan Year.
                   ---------------

     Section 2.4.  Adopting Affiliate means an entity that, together with the
                   ------------------
Company, is considered as a single employer under Section 414(b), (c), (m) or
(o) of the Code, and has adopted the Tax-Qualified Savings Plan for its employees.

     Section 2.5.  Affiliated Group the group that consists of the Company and
                   ----------------
every other entity that, together with the Company, is considered as a single employer under Section 414(b), (c), (m) or (o) of the Code.

     Section 2.6.  Board means the Board of Directors of the Company.
                   -----

     Section 2.7.  Code means the Internal Revenue Code of 1986, as amended.
                   ----

     Section 2.8.  Committee means the FMC Corporation Employee Welfare Benefits
                   ---------
Plan Committee, or its delegate.

     Section 2.9.  Company means FMC Corporation.
                   -------

     Section 2.10.  Company Stock means the common stock of the Company.
                    -------------

     Section 2.11.  Compensation has the same meaning as under the Tax-Qualified
                    ------------
Savings Plan, except that it also includes amounts deferred under this Plan.

     Section 2.12.  Deferral Contributions means the Mirror Deferral
                    ----------------------
Contributions and Full Deferral Contributions credited on behalf of a Participant pursuant to Section 4.1.

     Section 2.13.  Deferral Contributions Account means the Account maintained
                    ------------------------------
on behalf of a Participant to represent the amount of the Deferral Contributions credited in his or her behalf, as adjusted to account for deemed gains and losses, withdrawals and distributions.

     Section 2.14.  Effective Date means January 1, 2000, the effective date of
                    --------------
this amended and restated Plan.

     Section 2.15.  Employer means the Company and/or any Adopting Affiliate.
                    --------

     Section 2.16.  ERISA means the Employee Retirement Income Security Act of
                    -----
1974, as amended.

     Section 2.17.  Excess Compensation means an amount that would be
                    -------------------
Compensation, except that it exceeds the annual compensation limit under Section 401(a)(17), as adjusted, (for 2000, $170,000), as set forth in the Tax-Qualified Savings Plan.

     Section 2.18.  Full Deferral Contributions means amounts credited to a
                    ---------------------------
Participant pursuant to subsection 4.1(b).

     Section 2.19.  Matching Contributions means the contributions credited on
                    ----------------------
behalf of a Participant pursuant to Section 5.1.

     Section 2.20.  Matching Contributions Account means the Account maintained
                    ------------------------------
on behalf of a Participant to represent the amount of Matching Contributions credited in his or her behalf, as adjusted to account for deemed gains and losses, withdrawals and distributions.

     Section 2.21.  Mirror Deferral Contributions means the contributions
                    -----------------------------
credited to a Participant pursuant to subsection 4.1(a).

     Section 2.22.  Participant means any eligible employee of an Employer who
                    -----------
participates in the Plan pursuant to Article III.

     Section 2.23.  Permitted Investment means a notional fund or type of
                    --------------------
notional investment approved by the Committee for Plan purposes. One Permitted Investment will be Company Stock.

     Section 2.24.  Plan means this FMC Corporation Non-Qualified Savings and
                    ----
Investment Plan (As Amended and Restated Effective as of January 1, 2000).

     Section 2.25.  Plan Year means the calendar year.
                    ---------

     Section 2.26.  Tax-Qualified Savings Plan means the FMC Corporation Savings
                    --------------------------
and Investment Plan, as amended from time to time.

     Section 2.27.  Year of Service means, as to a Participant, the
                    ---------------
Participant's number of calendar months of employment by the Affiliated Group (including any interruption of employment of up to 12 months) divided by 12. A partial month counts as a whole month, and any fractional year of service is ignored. A period longer than 12 months for which a Participant does not receive Compensation, including (without limitation) any unpaid leave of absence is not counted in determining the Participant's Years of Service, nor does any other interruption of employment longer than 12 months.


                                  Article III
                              Plan Participation
                              ------------------

     Section 3.1.  Eligibility.  An employee of an Employer will be eligible to
                   -----------
participate in any Plan Year if he or she meets all of the following conditions:

     (a) the employee is part of a select group of management or highly compensated employees, within the meaning of Title I of ERISA;

     (b) the employee is eligible to participate in the Tax-Qualified Savings Plan for the Plan Year;

     (c) the employee is expected to receive Excess Compensation during the Plan Year; and

     (d) the Committee, or its delegate, designates the employee as eligible to participate in the Plan.

     Section 3.2.  Participation.  An employee who meets the conditions of
                   -------------
Section 3.1 becomes a Participant by executing and filing with the Committee a deferral election form, in the manner and at the time required under Article IV. Once an individual is a Participant, he or she will remain a Participant for so long as he or she has an Account Balance, although a Participant may continue to make Deferral Contributions and receive allocations under the Plan only so long as he or she remains an eligible employee.


                                  Article IV
                            Deferral Contributions
                            ----------------------

     Section 4.1.  Deferral Contributions.  Each eligible employee who has made
                   ----------------------
an election to defer a portion of his or her Compensation under the Tax-Qualified Savings Plan for a Plan Year may elect to defer an additional amount under this Plan for that Plan Year, as Mirror Deferral Contributions, Full Deferral Contributions, or both.

     (a) A Mirror Deferral Contribution is an amount, between 1% and 20% (between 1% and 15%, before October 1, 1999) of the Participant's Compensation and Excess Compensation, that the Participant cannot defer under the Tax-Qualified Savings

     Plan because it exceeds the limit on deferrals under Code Section 402(g), represents a deferral of Excess Compensation, or represents an amount that the Participant cannot defer under the Tax-Qualified Savings Plan because of the limits of Code Section 415(c).

          (b) A Full Deferral Contribution is an amount, between 1% and 80% (between 1% and 85%, before October 1, 1999) of the total of the Participant's Compensation and Excess Compensation.

A Participant's Mirror Deferral Contributions and Full Deferral Contributions for a Plan Year may not exceed the sum of his or her Compensation and Excess Compensation. A Participant must make his or her deferral election for a Plan Year no later than the last day of the preceding Plan Year, and may not change his or her deferral election during the Plan Year. Notwithstanding the foregoing, when an employee first becomes an eligible employee, he or she may make a deferral election no later than thirty days after becoming an eligible employee, so long as the deferral election applies to Compensation and Excess Compensation earned during the Plan Year after the date of the deferral election.

          4.2. Deferral Contributions Account.  The Committee will establish and
               ------------------------------
maintain a Deferral Contributions Account on behalf of each Participant who elects to make Deferral Contributions. The Deferral Contributions Account will be a bookkeeping account maintained by the Company, and will reflect the Mirror Deferral Contributions and Full Deferral Contributions the Participant has elected to make to the Plan, as adjusted pursuant to Article VI to reflect deemed gains and losses, withdrawals and distributions.


                                   Article V
                            Matching Contributions
                            ----------------------

          Section 5.1. Matching Contributions. Each Participant will be credited
                       ----------------------
with a Matching Contribution in an amount equal to the matching contributions that would have been made with respect to his or her Mirror Deferral Contributions, if they had been made under the Tax-Qualified Savings Plan, at such time as described in Section 6.2.

          Section 5.2. Matching Contributions Account. The Committee will
                       ------------------------------
establish and maintain a Matching Contributions Account on behalf of each Participant who is credited with Matching Contributions. The Matching Contributions Account will be a bookkeeping account maintained by the Company, and will reflect the Matching Contributions that have been credited to the Participant, as adjusted pursuant to Article VI to reflect deemed gains and losses, withdrawals and distributions.

                                  Article VI
                      Deemed Earnings on Account Balances
                      -----------------------------------

     Section 6.1.  Deemed Investments.
                   ------------------

     (a) Each Participant may designate from time to time, in the manner prescribed by the Committee, that all or a portion of his or her Deferral Contributions Account be deemed to be invested in one or more Permitted Investments. The Committee will establish rules governing the dates as of which amounts will be deemed to be invested in the Permitted Investments chosen by the Participant, and the time and manner in which amounts will be deemed to be transferred from one Permitted Investment to another, pursuant to a Participant's election to change his or her deemed investments. The Committee will also establish a default Permitted Investment, in which the Deferral Contributions Account of a Participant who fails to make an investment election will be deemed to be invested. Effective September 1, 1997, the Committee's Plan investment election rules permit a Participant to transfer any or all of his or her Account (including any or all of his or her Matching Contribution Account) out of the Company Stock Permitted Investment.

     (b) All amounts credited to a Participant's Matching Contributions Account will be deemed to be invested initially in Company Stock. For periods beginning prior to September 1, 1997, a Participant was prohibited from transferring any portion of his or her Matching Contributions Account into a Permitted Investment other than Company Stock.

     (c) Each Account will be deemed to receive all interest, dividends, earnings and other property which would be received by it if it were actually invested in the Permitted Investment in which it is deemed to be invested. Similarly, each Account will be deemed to suffer all investment losses and other diminutions it would suffer if it were actually invested in the Permitted Investment in which it is deemed to be invested. Gains and losses will be credited to or debited from each Account at the times and in the manner specified by the Committee.

     (d) Elections required or permitted to be made pursuant to this Article VI must be made only by the Participant. Notwithstanding the foregoing, if a Participant dies before his or her entire Account Balance is distributed, or if the Committee determines that a Participant is legally incompetent or otherwise incapable of managing his or her own affairs, the Committee may itself make Plan elections on behalf of the Participant, or may declare that the Participant's designated beneficiary, legal representative or near relative will be permitted to make Plan elections on behalf of the Participant.

     (e) Neither the Company nor the Plan need make any Permitted Investment. If, from time to time, the Company actually makes an investment similar to a Permitted Investment, that investment will be solely for the Company's own account, and the

          Participant will have no right, title or interest in that investment. Each Participant has only the rights of an unsecured creditor of the Company or any Employer, as to any amount owing to him or her under the Plan.

               6.2.  Crediting of Deferrals and Contributions. The Company will
                     ----------------------------------------
credit all Deferral Contributions to a Participant's Deferral Contributions Account within a reasonable period of time after the date they would have been paid to the Participant if the Participant had not elected to defer them. The Company will credit all Matching Contributions made on a Participant's behalf to the Participant's Matching Contributions Account within a reasonable period after the date they would have been contributed to the Tax-Qualified Savings Plan, if they could have been permitted allocated under that Plan.

               6.3.  Statement of Accounts. Within a reasonable period of time
                     ---------------------
after the end of each calendar quarter, the Company will furnish each Participant with a statement showing the value of his or her Account as of the end of that calendar quarter.


                                  Article VII
                            Establishment of Trust
                            ----------------------

               Section 7.1. Establishment of Trust. The Company may, in its sole
                            ----------------------
discretion, establish a grantor trust in order to accumulate assets to pay Plan obligations. The assets and income of any trust established under this Plan will be subject to the claims of the Employers' general creditors, but only to the extent they are attributable to the contributions of that individual Employer. The establishment or maintenance of a Plan trust will not affect the Employers' liability to pay Plan benefits, except as and to the extent amounts from the trust are actually used to pay a Participant's Plan benefits. If the Company does establish a trust under the Plan, the Company will determine how much will be contributed to the trust and when, and trust assets will be invested in accordance with the terms of the trust.

               Section 7.2. Status of Trust. A Participant will have no direct
                            ---------------
or secured claim in any asset of the trust, or in specific assets of the Company or of his or her Employer, and will have the status of a general unsecured creditor of his or her Employer, for any amounts due under this Plan. The assets and income of any trust established in connection with this Plan will be subject to the claims of each Employer's creditors, but only to the extent those assets are attributable to the contributions of that individual Employer.

                                 Article VIII
                         Distribution of Plan Benefits
                         -----------------------------

               Section 8.1. Vesting of Accounts. Each Participant will at all
                            -------------------
times be fully vested in his or her Deferral Contributions Account. A Participant's vested interest in his or her Matching Contributions Account is determined in the same manner, at the same time and to the same extent as his or her vested interest in the matching contribution account under the Tax-Qualified Savings Plan.

          Section 8.2.  Payment of Account Balances.  This Section 8.2 governs
                        ---------------------------
payment of most Account Balances. The Account Balances of certain former employees will be paid as described in Section 8.3.

          (a) Generally, the vested portion of a Participant's Account Balance will be paid to him or her (or, if the Participant has died, to his or her designated beneficiary) in cash, in a single lump sum, as of the last day of the sixth calendar month after the calendar month in which the Participant terminated employment with the Company and all other members of the Affiliated Group. The only in-service withdrawals permitted under the Plan are described in Section 8.4.

          (b)  Notwithstanding subsection 8.2(a), a Participant to whom this
     Section 8.2 applies may make an irrevocable election to have the vested portion of his or her Account paid in any form of distribution permitted under the Tax-Qualified Savings Plan. Payment under this subsection 8.2(b) will begin as of the last day of the sixth calendar month after the calendar month in which the Participant terminated employment with the Company and all other members of the Affiliated Group or, if earlier, within 90 days after the Participant's death. A Participant must elect a form of payment under this subsection 8.2(b) no later than the last day of the first calendar month following the calendar month in which the Participant terminated employment with the Company and all other members of the Affiliated Group. Notwithstanding any other provision of this Article VIII, the Committee may establish a minimum amount of any installment payment to be made under the Plan.

          Section 8.3. Distribution of Accounts of Certain Former Employees. The
                       -----------------------------------------------------
vested portions of the Accounts of most Participants who terminated employment with the Company and all other members of the Affiliated Group before September 1, 1997 were paid to them (or, if they had died, to their designated beneficiaries) in cash, in lump sums, on April 1, 1998. Notwithstanding the foregoing, some of those Participants made irrevocable elections before January 1, 1998 to have the vested portions of their Accounts paid in distribution forms permitted under the Tax-Qualified Savings Plan, beginning, in each case, at a later date selected by the Participant. The vested portions of the Account of each Participant who made an irrevocable election described in the preceding sentence will be distributed in the manner elected by the Participant, with payments commencing at the time he or she elected or, if earlier, within 90 days after his or her death. Notwithstanding any other provision of this Article VIII, the Committee may establish a minimum amount of any installment payment to be made to a Participant who made an election described in this Section 8.3.

          Section 8.4. Payments in the Event of Unforeseeable Emergency. A
                       ------------------------------------------------
Participant may request, in the manner and within the time constraints established by the Committee, to receive an emergency payment of some or all of his or her vested Account Balance. The Committee will authorize an emergency payment under this Section 8.4 only if the Participant experiences an unforeseeable emergency. An emergency payment must be limited to the amount the Participant reasonably needs to satisfy the unforeseeable emergency. An unforeseeable emergency is severe financial hardship to the Participant resulting from:

     (a) a sudden and unexpected illness or accident to the Participant or to his or her dependent (as defined in Code Section 152(a));

     (b)  the Participant's losing his or her property due to casualty; or

     (c) other similar extraordinary and unforeseeable circumstances arising as a result of unforeseeable events beyond the Participant's control.

Whether a Participant suffers an unforeseeable emergency depends upon the facts of each case; in no event, however, may the Participant receive an emergency payment if his or her hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets (to the extent liquidation of those assets would not itself cause severe financial hardship) or by ceasing to make deferrals under the Plan. The need to send a Participant's child to college or the desire to purchase a home are not unforeseeable emergencies.

          Section 8.5. Involuntary Distributions. Notwithstanding the foregoing
                       -------------------------
provisions of this Article VIII, the Committee may on its own initiative authorize the Company to distribute to any Participant (or, if the Participant has died, to his or her designated beneficiary) all or any part of the Participant's vested Account Balance. Payment under the preceding sentence is specifically authorized if there is a change in tax law, a published ruling or a similar announcement issued by the Internal Revenue Service, a Treasury Regulation, a decision by a court of competent jurisdiction involving a Participant or designated beneficiary, or a closing agreement made under Code
Section 7121 involving a Participant, that the Committee determines will cause the Participant to have or recognize income for federal income tax purposes as to amounts deferred under this Plan.

          Section 8.6. Forfeitures. The portion of a Participant's Matching
                       -----------
Contributions Account that is not fully vested will become a forfeiture as and to the same extent it would have become a forfeiture under the Tax-Qualified Savings Plan, if the contributions to which it is attributable could have been allocated under that plan, and will be applied in the same manner as if it had become a forfeiture under the Tax-Qualified Savings Plan.

          Section 8.7. Designation of Beneficiaries. Each Participant may name
                       ----------------------------
any person or persons to whom his or her vested Account Balance will be paid if the Participant dies before they have been fully distributed. Each beneficiary designation will revoke all prior beneficiary designations made by that Participant. The Committee will designate the time and manner in which a Participant must made a beneficiary designation, but will not require a Participant to obtain the consent of his or her current beneficiary to the naming a new or additional beneficiaries. A beneficiary designation will be effective only if it meets the requirements specified by the Committee. If a Participant fails to designate a beneficiary, or if the Participant's beneficiary dies before the Participant does or before receiving the full amount to which he or she is entitled, the Committee may, in its discretion, pay the vested portion of the Participant's Account Balance (or the portion that remains unpaid) to one or more of the Participant's relatives by blood, adoption or marriage, in the proportions it determines, or to the legal representative of the estate of the later to die of the Participant and his or her designated beneficiary.

                                  Article IX
                           Amendment and Termination
                           -------------------------

     Amendment and Termination.  The Company has the right to amend or terminate
     -------------------------
the Plan by action of the Board, or by action of an officer or Company employee or committee authorized by the Board to amend the Plan. Any Employer may terminate its participation in the Plan at any time by appropriate action, in its discretion. The Plan will automatically terminate as to any Employer upon termination of the Employer's participation in the Tax-Qualified Savings Plan. Notwithstanding the foregoing, no Plan amendment or termination may adversely affect the right of a Participant (or his or her designated beneficiary) to vested benefits already accrued in the Participant's behalf under this Plan, unless the Participant (or beneficiary) consents to the amendment.

                                   Article X
                               General Provisions
                               ------------------

     Section 10.1.  Non-Alienation of Benefits.  A Participant's rights to the
                    --------------------------
amounts credited to his or her Account under the Plan cannot be granted, transferred, pledged or otherwise assigned, in whole or in part, by the voluntary or involuntary acts of any person, or by operation of law, and will not be liable or taken for any obligation of the Participant. Any attempted grant, transfer, pledge or assignment of a Participant's rights to Plan benefits will be null and void and without any legal effect.

     Section 10.2.  Withholding for Taxes.  Notwithstanding anything contained
                    ---------------------
in this Plan to the contrary, each Employer will withhold from any distribution, deferral or accrual under the Plan whatever amount or amounts may be required to comply with the tax withholding provisions of the Code or any State income tax act for purposes of paying any income, estate, inheritance, employment or other tax attributable to any amounts distributable or creditable under the Plan.

     Section 10.3.  Immunity of Committee Members.  The members of the Committee
                    -----------------------------
may rely upon any information, report or opinion supplied to them by any officer of an Employer or any legal counsel, independent public accountant or actuary, and will be fully protected in relying on any such information, report or opinion. No member of the Committee will have any liability to the Company, any Employer or any Participant, former Participant, designated beneficiary, person claiming under or through any Participant or designated beneficiary, or other person interested or concerned in connection with any Plan decision made by that member of the Committee, so long as the decision was based on any such information, report or opinion, and the Committee member relied on it in good faith.

     10.4.  Plan Not to Affect Employment Relationship.  Neither the adoption of
            ------------------------------------------
the Plan nor its operation will in any way affect the right and power of an Employer to dismiss or otherwise terminate the employment, or change the terms of employment or amount of compensation, of any Participant at any time, for any reason or without cause. By accepting any payment under this Plan, each Participant, former Participant, and designated beneficiary, and each person claiming under or through a Participant, former Participant or designated beneficiary, is conclusively bound by any action or decision taken or made under the Plan by the Committee, the Company or any Employer

     10.5.  Action by the Employers.  Any action required or permitted to be
            -----------------------
taken under the Plan by an Employer must be taken by its Board of Directors, by a duly authorized committee of its Board of Directors, or by a person or persons authorized by its Board of Directors or an authorized committee.

     11.6.  Effect on Other Employee Benefit Plans.  Any compensation deferred
            --------------------------------------
or accrued under this Plan, and any amount credited to a Participant's Account under this Plan, will not be included in the Participant's compensation or earnings for purposes of computing benefits under any other employee benefit plan maintained or contributed to by the Employer, except as and to the extent required under the terms of that employee benefit plan or applicable law.

     10.7.  Employer Liability.  Each Employer is liable to pay the Plan
            ------------------
benefits earned or accrued for its eligible employees who are Participants. With the consent of the Board (or of a duly appointed delegate of the Board), any Employer may assume any other Employer's Plan liabilities and obligations. To the extent that an Employer assumes another Employer's Plan liabilities or obligations, the second Employer will be released from any continuing obligation under the Plan. At the Company's request, a Participant or designated beneficiary will sign any documents reasonably required by the Company to effectuate the purposes of this Section 10.7.

     10.8.  Notices.  Any notice required to be given by the Company, any
            -------
Employer or the Committee must be in writing and must be delivered in person, by registered mail, return receipt requested, or by regular mail, telecopy or electronic mail. Any notice given by mail will be deemed to have been given on the date it was mailed, correctly addressed to the last known address of the person to whom the notice is to be given.

     10.9.  Gender, Number and Headings.  Except where the context otherwise
            ---------------------------
requires, in this Plan the masculine gender includes the feminine, the feminine includes the masculine, the singular includes the plural, and the plural includes the singular. Headings are inserted for convenience only, are not part of the Plan, and are not to be considered in the Plan's construction.

     10.10. Controlling Law. The Plan will be construed according to the
            ---------------
internal laws of Illinois, to the extent they are not preempted by any applicable federal law.

     10.11. Successors. The Plan is binding on all persons entitled to benefits
            ----------
under it, on their respective heirs and legal representatives, on the Committee and its successor, and on any Employer and its successor, whether by way of merger, consolidation, purchase or otherwise.

     10.12.  Severability.  If any provision of the Plan is held to be illegal
             ------------
or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of the Plan, and the Plan will be enforced and administered, from that point forward, as if the invalid provisions had never been part of it.

     10.13.  Subsequent Changes.  All benefits to which any Participant,
             ------------------
designated beneficiary or other person is entitled under this Plan will be determined according to the terms of the Plan as in effect when the Participant ceases to be an eligible employee, and will not be affected by any subsequent change in Plan provisions, unless the Participant again becomes an eligible employee, or unless and to the extent the subsequent change expressly applies to the Participant, his or her designated beneficiary or other person claiming through or on behalf of the Participant or designated beneficiary.

     Section 10.14.  Benefits Payable to Minors, Incompetents and Others.  If
                     ---------------------------------------------------
any benefit is payable to a minor, an incompetent, or a person otherwise under a legal disability, or to a person the Committee reasonably believes to be physically or mentally incapable of handling and disposing of his or her property, the Committee has the power to apply all or any part of the benefit directly to the care, comfort, maintenance, support, education or use of the person, or to pay all or any part of the benefit to the person's parent, guardian, committee, conservator or other legal representative, to the individual with whom the person is living, or to any other individual or entity having the care and control of the person. The Plan, the Committee, FMC, any Employer and their employees and agents will have fully discharged their responsibilities to the Participant or beneficiary entitled to a payment by making payment under this Section 10.14.

     IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be executed in its name and behalf on this 20/th/ day of March, 2000.


                                       FMC CORPORATION

                                       By: /s/ Tom Hester
                                           -------------------------------------
                                           Member, Employee Welfare Benefits
                                           Plan Committee